Earnings Summary November 2, 2022 Third Quarter 2022 Exhibit 99.2

This presentation contains forward-looking statements. The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include statements related to future period guidance; future revenue, EBITDA as a percentage of sales and other financial metrics; future repayments under the Company's credit facilities; the Company’s performance relative to its markets, including the drivers of such performance; the impact, financial or otherwise, of any organizational changes; market and technology trends, including the expected impact of the COVID-19 pandemic; the Company's capital allocation strategy, which may be modified at any time for any reason, including share repurchases, dividends, debt repayments and potential acquisitions; the impact of the acquisitions the Company has made and commercial partnerships the Company has established, including the acquisition of CMC Materials, Inc. ("CMC Materials"); the Company’s ability to execute on its strategies; and other matters. These statements involve risks and uncertainties, and actual results may differ materially from those projected in the forward-looking statements. These risks and uncertainties include, but are not limited to, weakening of global and/or regional economic conditions, generally or specifically in the semiconductor industry, which could decrease the demand for the Company’s products and solutions; the level of, and obligations associated with, the Company’s indebtedness, including the debts incurred in connection with the acquisition of CMC Materials; risks related to the acquisition and integration of CMC Materials, including unanticipated difficulties or expenditures relating thereto; the ability to achieve the anticipated synergies and value-creation contemplated by the acquisition of CMC Materials and the diversion of management time on transaction-related matters; risks related to the COVID-19 pandemic on the global economy and financial markets, as well as on the Company, its customers and suppliers, which much impact the Company's sales, gross margin, customer demand and its ability to supply its products to its customers; raw material shortages, supply and labor constraints and price increases, pricing and inflationary pressures and rising interest rates; operational, political and legal risks of the Company’s international operations; the Company’s dependence on sole source and limited source suppliers; the Company’s ability to meet rapid demand shifts; the Company’s ability to continue technological innovation and introduce new products to meet customers’ rapidly changing requirements; substantial competition; the Company’s concentrated customer base; the Company’s ability to identify, complete and integrate acquisitions, joint ventures or other transactions; the Company’s ability to effectively implement any organizational changes; the Company’s ability to protect and enforce intellectual property rights; the ongoing conflict in Ukraine and the global response thereto; the increasing complexity of certain manufacturing processes; changes in government regulations of the countries in which the Company operates, including the imposition of tariffs, export controls and other trade laws and restrictions and changes to national security and international trade policy, especially as they relate to China; fluctuation of currency exchange rates; fluctuations in the market price of the Company’s stock; and other risk factors and additional information described in the Company’s filings with the Securities and Exchange Commission (the "SEC"), including under the heading “Risk Factors” in Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed on February 4, 2022, and in the Company’s other SEC filings. Except as required under the federal securities laws and the rules and regulations of the SEC, the Company undertakes no obligation to update publicly any forward-looking statements or information contained herein, which speak as of their respective dates. This presentation contains references to “Adjusted EBITDA,” “Adjusted EBITDA – as a % of Net Sales,” “Adjusted Operating Income,” “Adjusted Operating Margin,” “Adjusted Gross Profit,” “Adjusted Gross Margin – as a % of Net Sales,” “Adjusted Segment Profit,” “Adjusted Segment Profit Margin,” “Non-GAAP Operating Expenses,” "Non-GAAP Tax Rate," “Non-GAAP Net Income,” “Diluted Non-GAAP Earnings per Common Share,” "Free Cash Flow" and other measures that are not presented in accordance GAAP. The non-GAAP financial measures should not be considered in isolation or as a substitute for GAAP financial measures but should instead be read in conjunction with the GAAP financial measures. Further information with respect to and reconciliations of such measures to the most directly comparable GAAP measure can be found attached to this presentation. 2 Safe Harbor

3 $ in millions, except per share data 3Q22 2Q22 3Q21 3Q22 over 3Q21 3Q22 over 2Q22 Net Revenue $993.8 $692.5 $579.5 71.5% 43.5% Gross Margin 37.4% 44.8% 45.6% Operating Expenses $356.8 $152.4 $124.8 185.8% 134.1% Operating Income $14.9 $158.0 $139.4 (89.3%) (90.6%) Operating Margin 1.5% 22.8% 24.0% Tax Rate 8.7% 15.0% 8.3% Net (Loss) Income $(73.7) $99.5 $117.5 (162.7%) (174.1%) Diluted (Loss) Earnings Per Common Share $(0.50) $0.73 $0.86 (158.1%) (168.5%) Summary – Consolidated Statement of Operations (GAAP)

4 $ in millions, except per share data 3Q22 2Q22 3Q21 3Q22 over 3Q21 3Q22 over 2Q22 Net Revenue $993.8 $692.5 $579.5 71.5% 43.5% Adjusted Gross Margin – as a % of Net Sales2 43.6% 44.8% 45.6% Non-GAAP Operating Expenses3 $180.4 $127.4 $111.5 61.8% 41.6% Adjusted Operating Income $253.2 $183.0 $152.7 65.8% 38.3% Adjusted Operating Margin 25.5% 26.4% 26.3% Non-GAAP Tax Rate4 21.2% 17.0% 11.4% Non-GAAP Net Income5 $127.8 $136.8 $125.4 1.9% (6.6%) Diluted Non-GAAP Earnings Per Common Share $0.85 $1.00 $0.92 (7.6%) (15.0%) Summary – Consolidated Statement of Operations (Non-GAAP)1 1. See GAAP to non-GAAP reconciliation tables in the appendix of this presentation. 2. Excludes charges for fair value write-up of acquired inventory sold. 3. Excludes amortization expense, deal and transaction costs, integration costs and severance and restructuring costs. 4. Reflects the tax effect of non-GAAP adjustments and discrete tax items to GAAP taxes. 5. Excludes the items noted in footnotes 2 and 3, interest expense, net and the tax effect of non-GAAP adjustments.

5 1. See GAAP to non-GAAP reconciliation tables in the appendix of this presentation. Microcontamination Control (MC) $ in millions 3Q22 2Q22 3Q21 3Q22 over 3Q21 3Q22 over 2Q22 Net Revenue $280.6 $274.1 $225.9 24.2% 2.4% Segment Profit $105.3 $100.1 $78.4 34.3% 5.2% Segment Profit Margin 37.5% 36.5% 34.7% Adj. Segment Profit1 $105.3 $100.1 $78.5 34.1% 5.2% Adj. Segment Profit Margin1 37.5% 36.5% 34.7% Sales growth (YOY) was strong across all major product lines, including liquid filtration, gas purification and gas filtration. –––––– Segment profit margin (adjusted) increase was driven primarily by strong overall execution and favorable product mix. 3Q22 Highlights

6 1. See GAAP to non-GAAP reconciliation tables in the appendix of this presentation. Advanced Materials Handling (AMH) $ in millions 3Q22 2Q22 3Q21 3Q22 over 3Q21 3Q22 over 2Q22 Net Revenue $210.4 $224.1 $186.2 13.0% (6.1%) Segment Profit $42.1 $46.9 $40.5 4.0% (10.2%) Segment Profit Margin 20.0% 20.9% 21.8% Adj. Segment Profit1 $42.1 $46.9 $40.6 3.7% (10.2%) Adj. Segment Profit Margin1 20.0% 20.9% 21.8% Sales growth (YOY) was strongest in wafer and fluid handling solutions. The biggest driver of the sequential sales decline was lower sales of the Aramus bag. –––––– Segment profit margin (adjusted) decline was primarily driven by the decrease in volumes in life sciences. 3Q22 Highlights

7 1. See GAAP to non-GAAP reconciliation tables in the appendix of this presentation. 2. 2Q22 and 3Q21 are reported on a proforma basis, see proforma GAAP to proforma non-GAAP reconciliation tables in the appendix of this presentation. Sales growth (YOY) was primarily driven by surface preparation solutions, specialty coatings and advanced deposition materials. $ in millions 3Q22 2Q22 3Q21 3Q22 over 3Q21 3Q22 over 2Q22 Net Revenue1 $224.2 $225.2 $197.3 13.6% (0.4%) Segment Profit1 $34.2 $38.1 $36.9 (7.3%) (10.2%) Segment Profit Margin 15.3% 16.9% 18.7% Adj. Segment Profit1 $39.3 $38.4 $35.9 9.5% 2.3% Adj. Segment Profit Margin1 17.5% 17.1% 18.2% Specialty Chemicals and Engineered Materials (SCEM)2 3Q22 Highlights

8 Advanced Planarization Solutions (APS)2 $ in millions 3Q22 2Q22 3Q21 3Q22 over 3Q21 3Q22 over 2Q22 Net Revenue $293.9 $305.3 $269.8 8.9% (3.7%) Segment Profit1 $18.9 $84.9 $68.5 (72.4%) (77.7%) Segment Profit Margin 6.4% 27.8% 25.4% Adj. Segment Profit1 $75.7 $77.2 $60.6 24.9% (1.9%) Adj. Segment Profit Margin1 25.8% 25.3% 22.5% Sales growth (YOY) was primarily driven by the CMP consumable products. The biggest driver of the sequential sales decline was CMP consumable products. 3Q22 Highlights 1. See GAAP to non-GAAP reconciliation tables in the appendix of this presentation. 2. 2Q22 and 3Q21 are reported on a proforma basis, see proforma GAAP to proforma non-GAAP reconciliation tables in the appendix of this presentation.

9 $ in millions 3Q22 2Q22 3Q21 $ Amount % Total $ Amount % Total $ Amount % Total Cash, Cash Equivalents & Restricted Cash $754.7 7.4% $2,743.2 46.8% $475.8 15.8% Accounts Receivable, net $519.8 5.1% $381.3 6.5% $315.1 10.5% Inventories $823.6 8.1% $583.8 10.0% $429.0 14.2% Net PP&E $1,383.7 13.7% $779.6 13.3% $597.6 19.8% Total Assets $10,133.4 $5,861.2 $3,012.3 Current Liabilities $841.0 8.3% $393.1 6.7% $309.4 10.3% Long-term Debt, Excluding Current Maturities $5,627.7 55.5% $3,408.8 58.2% $936.7 31.1% Total Liabilities $7,017.1 69.2% $3,948.5 67.4% $1,401.5 46.5% Total Shareholders’ Equity $3,116.3 30.8% $1,912.7 32.6% $1,610.8 53.5% AR – DSOs 47.7 50.2 49.6 Inventory Turns 3.5 2.7 3.1 Summary – Balance Sheet Items

10 $ in millions 3Q22 2Q22 3Q21 Beginning Cash Balance $2,743.2 $352.7 $401.0 Cash provided by operating activities 145.5 110.9 149.5 Capital expenditures (126.7) (107.7) (48.9) Proceeds from revolving credit facilities and debt 2,810.4 2,527.3 — Payments on revolving credit facilities and debt (223.0) (114.0) — Acquisition of business, net of cash (4,474.9) — — Repurchase and retirement of common stock — — (20.0) Payments for dividends (14.9) (13.6) (10.9) Other investing activities — — 4.3 Other financing activities (93.8) (4.8) 0.3 Effect of exchange rates (11.1) (7.6) 0.3 Ending Cash Balance $754.7 $2,743.2 $475.8 Free Cash Flow1 $18.8 $3.2 $100.6 Adjusted EBITDA2 $298.4 $207.4 $175.5 Adjusted EBITDA – as a % of net sales2 30.0% 30.0% 30.3% Cash Flows 1. Equals cash from operations less capital expenditures. 2. See GAAP to non-GAAP reconciliation tables in the appendix of this presentation.

11 GAAP $ in millions, except per share data 4Q22 Guidance 3Q22 Actual 2Q22 Actual Net Revenue $930 - $970 $993.8 $692.5 Operating Expenses $259 - $264 $356.8 $152.4 Net Income (Loss) $42 - $50 $(73.7) $99.5 Diluted Earnings (Loss) per Common Share $0.28 - $0.33 $(0.50) $0.73 Operating Margin 14% - 16% 1.5% 22.8% Non-GAAP $ in millions, except per share data 4Q22 Guidance 3Q22 Actual 2Q22 Actual Net Revenue $930 - $970 $993.8 $692.5 Non-GAAP Operating Expenses1 $170 - $175 $180.4 $127.4 Non-GAAP Net Income1 $112 - $120 $127.8 $136.8 Diluted non-GAAP Earnings per Common Share1 $0.75 - $0.80 $0.85 $1.00 Adjusted EBITDA Margin 29% 30.0% 30.0% Outlook 1. See GAAP to non-GAAP reconciliation tables in the appendix of this presentation.

Entegris®, the Entegris Rings Design®, and other product names are trademarks of Entegris, Inc. as listed on entegris.com/trademarks. All product names, logos, and company names are trademarks or registered trademarks of their respective owners. Use of them does not imply any affiliation, sponsorship, or endorsement by the trademark owner. ©2020 Entegris, Inc. All rights reserved. 12

Appendix 13

14 Reconciliation of GAAP Gross Profit to Adjusted Gross Profit Three months ended Nine months ended $ in thousands October 1, 2022 October 2, 2021 July 2, 2022 October 1, 2022 October 2, 2021 Net sales $993,828 $579,493 $692,489 $2,335,963 $1,663,689 Gross profit-GAAP $371,671 $264,204 $310,397 $991,888 $764,574 Adjustments to gross profit: Charge for fair value mark-up of acquired inventory sold 61,932 — — 61,932 — Adjusted gross profit $433,603 $264,204 $310,397 $1,053,820 $764,574 Gross margin – as a % of net sales 37.4% 45.6% 44.8% 42.5% 46.0% Adjusted gross margin – as a % of net sales 43.6% 45.6% 44.8% 45.1% 46.0%

15 Reconciliation of GAAP Operating Expenses and Tax Rate to Non-GAAP Operating Expenses and Tax Rate Three months ended $ in millions October 1, 2022 October 2, 2021 July 2, 2022 GAAP operating expenses $356.8 $124.8 $152.4 Adjustments to operating expenses: Deal and transaction costs 31.9 — 2.4 Integration costs 20.8 1.3 10.2 Contractual and non-cash integration costs 58.4 — — Severance and restructuring costs — 0.2 — Amortization of intangible assets 65.3 11.8 12.5 Non-GAAP operating expenses $180.4 $111.5 $127.4 GAAP tax rate 8.7% 8.3% 15.0% Other 12.5% 3.1% 2.0% Non-GAAP tax rate 21.2% 11.4% 17.0%

16 $ in thousands Three Months Ended Nine months ended October 1, 2022 October 2, 2021 July 2, 2022 October 1, 2022 October 2, 2021 Net sales $993,828 $579,493 $692,489 $2,335,963 $1,663,689 Net (loss) income $(73,703) $117,461 $99,491 $151,493 $290,907 Net (loss) income – as a % of net sales (7.4%) 20.3% 14.4% 6.5% 17.5% Adjustments to net (loss) income: Income tax (benefit) expense (7,015) 10,640 17,517 30,377 39,947 Interest expense, net 82,755 9,339 31,343 126,962 31,563 Other expense, net 12,852 1,917 9,619 27,373 29,807 GAAP - Operating income 14,889 139,357 157,970 336,205 392,224 Operating margin - as a % of net sales 1.5% 24.0% 22.8% 14.4% 23.6% Charge for fair value write-up of acquired inventory sold 61,932 — — 61,932 — Deal and transaction costs 31,867 — 2,410 39,285 — Integration costs 20,762 1,290 10,165 32,173 3,966 Contractual and non-cash integration costs 58,411 — — 58,411 — Severance and restructuring costs — 206 — — 529 Amortization of intangible assets 65,346 11,843 12,494 90,491 35,616 Adjusted operating income 253,207 152,696 183,039 618,497 432,335 Adjusted operating margin - as a % of net sales 25.5% 26.3% 26.4% 26.5% 26.0% Depreciation 45,203 22,841 24,381 93,489 67,510 Adjusted EBITDA $298,410 $175,537 $207,420 $711,986 499,845 Adjusted EBITDA – as a % of net sales 30.0% 30.3% 30.0% 30.5% 30.0% Reconciliation of GAAP Net Income to Adjusted Operating Income and Adjusted EBITDA

17 $ in thousands, except per share data Three months ended Nine months ended October 1, 2022 October 2, 2021 July 2, 2022 October 1, 2022 October 2, 2021 GAAP net (loss) income $(73,703) $117,461 $99,491 $151,493 $290,907 Adjustments to net (loss) income: Charge for fair value write-up of inventory acquired 61,932 — — 61,932 — Deal and transaction costs 31,867 — 2,410 39,285 — Integration costs 20,762 1,290 10,165 32,173 3,966 Contractual and non-cash integration costs 58,411 — — 58,411 — Severance and restructuring costs — 206 — — 529 Loss on extinguishment of debt and modification 2,235 — — 2,235 23,338 Interest expense, net 2,397 — 22,742 29,822 — Amortization of intangible assets 65,346 11,843 12,494 90,491 35,616 Tax effect of adjustments to net income and discrete items1 (41,477) (5,417) (10,486) (56,123) (16,749) Non-GAAP net income $127,770 $125,383 $136,816 $409,719 $337,607 Diluted earnings per common share $(0.50) $0.86 $0.73 $1.08 $2.13 Effect of adjustments to net income $1.35 $0.06 $0.27 $1.83 $0.34 Diluted non-GAAP earnings per common share $0.85 $0.92 $1.00 $2.91 $2.47 Weighted average diluted shares outstanding 148,570 136,631 136,454 140,892 136,556 Effect of adjustment to diluted weighted average shares outstanding 1,099 — — — — Diluted non-GAAP weighted average shares outstanding 149,669 136,631 136,454 140,892 136,556 Reconciliation of GAAP Net Income and Diluted Earnings per Common Share to Non-GAAP Net Income and Diluted Non-GAAP Earnings per Common Share 1. The tax effect of pre-tax adjustments to net income was calculated using the applicable marginal tax rate during the respective years.

18 $ in millions Fourth-Quarter 2022 Outlook Reconciliation GAAP net income to non-GAAP net income GAAP net income $42 - $50 Adjustments to net income: Deal, transaction and integration costs 23 Amortization of intangible assets 66 Income tax effect (19) Non-GAAP net income $112 - $120 Fourth-Quarter 2022 Outlook Reconciliation GAAP diluted earnings per share to non-GAAP diluted earnings per share Diluted earnings per common share $0.28 - $0.33 Adjustments to diluted earnings per common share: Deal, transaction and integration costs 0.15 Amortization of intangible assets 0.44 Income tax effect (0.12) Diluted non-GAAP earnings per common share $0.75 - $0.80 $ in millions Fourth-Quarter 2022 Outlook Reconciliation GAAP operating expenses to non-GAAP operating expenses GAAP operating expenses $259 - $264 Adjustments to net income: Deal, transaction and integration costs 23 Amortization of intangible assets 66 Non-GAAP operating expenses $170 - $175 Reconciliation of GAAP Outlook to Non-GAAP Outlook

19 Reconciliation of GAAP Outlook to Non-GAAP Outlook Continued Fourth-Quarter Outlook Reconciliation GAAP Operating Margin to non-GAAP Operating Margin and Adjusted EBITDA Margin December 31, 2022 Net sales $930 - $970 GAAP - Operating income $132 - $153 Operating margin - as a % of net sales 14% - 16% Deal, transaction and integration costs 23 Amortization of intangible assets 66 Adjusted operating income $221 - $242 Adjusted operating margin - as a % of net sales 24% -25% Depreciation 45 Adjusted EBITDA $266 - $287 Adjusted EBITDA - as a % of net sales 29%

Proforma GAAP Segment Trend Data Unaudited[1 2]

$ in millions	Q120	Q220	Q320	Q420	Q121	Q221	Q321	Q421	Q122	Q222	Q322	FY 2020	FY 2021	Nine months October 1, 2022
Sales														
SCEM	$ 190.9	$ 181.1	$ 181.6	$ 198.5	$ 193.8	$ 224.3	$ 218.5	$ 220.7	$ 221.4	$ 225.4	$ 224.2	$ 752.1	$ 857.3	$ 671.0
MC	159.3	183.8	193.5	205.6	207.1	227.5	225.9	258.9	266.6	274.1	280.6	742.2	919.4	821.3
AMH	116.1	126.4	144.4	151.7	148.5	172.5	186.2	197.7	198.1	224.1	210.4	538.6	704.9	632.6
APS	237.5	239.8	243.1	258.0	263.4	265.6	269.8	284.4	299.1	305.3	293.9	978.4	1,083.2	898.3
Inter-segment elimination	(8.9)	(9.9)	(8.9)	(11.0)	(11.7)	(11.6)	(11.1)	(11.5)	(16.1)	(17.0)	(15.3)	(38.7)	(45.9)	(48.4)
Total Sales	$ 694.9	$ 721.2	$ 753.7	$ 802.8	$ 801.1	$ 878.3	$ 889.3	$ 950.2	$ 969.1	$ 1,011.9	$ 993.8	$ 2,972.6	$ 3,518.9	$ 2,974.8
Segment Profit (Loss)														
SCEM	$ 53.3	$ 49.7	$ 43.3	$ 34.9	$ (165.4)	$ 57.2	$ 36.9	$ 41.4	$ 52.2	$ 38.1	$ 34.2	$ 181.2	$ (29.9)	$ 124.5
FV Step-up	—	—	—	—	(5.1)	—	—	—	—	—	5.1	—	(5.1)	5.1
SCEM Segment Profit (Loss) Adjusted	$ 53.3	$ 49.7	$ 43.3	$ 34.9	$ (170.5)	$ 57.2	$ 36.9	$ 41.4	$ 52.2	$ 38.1	$ 39.3	$ 181.2	$ (35.0)	$ 129.6
MC	50.2	62.1	64.9	71.7	70.6	78.1	78.4	94.2	98.6	100.1	105.3	248.9	321.3	304.0
AMH	20.6	22.8	33.3	34.3	32.1	42.1	40.5	45.3	46.7	46.9	42.1	111.0	160.0	135.7
APS	60.6	69.2	67.1	72.6	72.8	71.9	68.5	80.2	88.9	84.9	18.9	269.5	293.4	192.7
Depreciation [3]	(7.7)	(7.7)	(7.7)	(7.7)	(7.7)	(7.7)	(7.7)	(7.7)	(7.7)	(7.7)	—	(30.8)	(30.8)	(15.4)
FV Step-up [4]	—	—	—	—	(56.8)	—	—	—	—	—	56.8	—	(56.8)	56.8
APS Segment Profit Adjusted	$ 52.9	$ 61.5	$ 59.4	$ 64.9	$ 8.3	$ 64.2	$ 60.8	$ 72.5	$ 81.2	$ 77.2	$ 75.7	$ 238.7	$ 205.8	$ 234.1
Total Segment Profit (Loss)	$ 177.0	$ 196.1	$ 200.9	$ 205.8	$ (59.5)	$ 241.6	$ 216.6	$ 253.4	$ 278.7	$ 262.3	$ 262.4	$ 779.8	$ 652.1	$ 803.4

[1] During the three months ended October 1, 2022, the Company realigned its financial reporting structure reflecting management and organizational changes. The Company will report its financial performance based on four reportable segments: Specialty Chemicals and Engineered Materials (SCEM), Microcontamination Control (MC), Advanced Material Handling (AMH) and Advanced Planarization Solutions (APS). The following prior year information has been recast to reflect this realignment

[2] The above pro forma results include the addition of CMC Materials, Inc.'s net sales and segment profit amounts recorded prior to the consummation of the merger with the Company on July 6, 2022 to the Company's reported GAAP net sales and segment profit amounts related to businesses that were transferred to the above business segments after the effectiveness of the merger and are provided as a complement to, and should be read in conjunction with, the condensed financial statements to better facilitate the assessment and measurement of the Company's operating performance. Intercompany sales between the Company and CMC Materials, Inc have been eliminated, see table below.

[3] Represents the preliminary pro forma adjustment to recognize changes to straight-line depreciation expense resulting from the fair value adjustments to acquired property, plant, and equipment. The preliminary fair value of the property, plant and equipment may not represent the actual value of the property, plant and equipment when the Merger is completed resulting in a potential difference in straight-line depreciation expense, and that difference may be material.

[4] Represents the additional cost of goods sold recognized in connection with the step-up of inventory valuation. Entegris will recognize the increased value of inventory in cost of sales as the inventory is sold, which for purposes of these pro forma presentation is assumed to occur within the first quarter of 2021 based on inventory turns and is non-recurring in nature.

Entegris

20

Proforma GAAP Segment Trend Data Unaudited[1] [2] (continued)

$ in millions	Q120	Q220	Q320	Q420	Q121	Q221	Q321	Q421	Q122	Q222	Q322	FY 2020	FY 2021	Nine months October 1, 2022
Total Segment Profit (Loss)	$ 177.0	$ 196.1	$ 200.9	$ 205.8	$ (59.5)	$ 241.6	$ 216.6	$ 253.4	$ 278.7	$ 262.3	$ 262.4	$ 779.8	$ 652.1	$ 803.4
Amortization of intangible assets	34.8	30.7	29.7	28.9	28.4	28.8	28.6	28.1	28.5	28.3	65.3	124.1	113.9	122.1
Additional Amortization [5]	36.3	36.3	36.3	36.3	36.3	36.3	36.3	36.3	36.3	36.3	—	145.2	145.2	72.6
Stock based [6] compensation	—	—	—	—	6.1	—	—	—	—	—	—	—	6.1	—
Transaction Expenses [7]	—	—	—	—	160.0	—	—	(11.1)	(17.8)	(22.3)	(111.0)	—	148.9	(151.1)
Unallocated expenses	17.6	20.7	26.1	24.2	23.8	25.5	19.2	33.0	38.0	39.9	120.3	88.6	101.5	198.2
Total Operating Income (Loss)	$ 88.3	$ 108.4	$ 108.8	$ 116.4	$ (314.1)	$ 151.0	$ 132.5	$ 167.1	$ 193.7	$ 180.1	$ 187.8	$ 421.9	$ 136.5	$ 561.6

[1] During the three months ended October 1, 2022, the Company realigned its financial reporting structure reflecting management and organizational changes. The Company will report its financial performance based on four reportable segments: Specialty Chemicals and Engineered Materials (SCEM), Microcontamination Control (MC), Advanced Material Handling (AMH) and Advanced Planarization Solutions (APS). The following prior year information has been recast to reflect this realignment

[2] The above pro forma results include the addition of CMC Materials, Inc.'s net sales and segment profit amounts recorded prior to the consummation of the merger with the Company on July 6, 2022 to the Company's reported GAAP net sales and segment profit amounts related to businesses that were transferred to the above business segments after the effectiveness of the merger and are provided as a complement to, and should be read in conjunction with, the condensed financial statements to better facilitate the assessment and measurement of the Company's operating performance. Intercompany sales between the Company and CMC Materials, Inc have been eliminated, see table below.

[5] Represents estimated incremental straight-line amortization expense resulting from the allocation of purchase consideration to definite-lived intangible assets subject to amortization.

[6] Represents the incremental pro forma stock-based compensation expense for accelerated vesting upon the change in control for stock options, restricted stock units, restricted stock shares, phantom units, and other deferred restricted stock units.

[7] Represents one-time transaction-related costs for both Entegris and CMC that have yet to be expensed or accrued in the historical financial statements in connection with the Merger including bank fees, legal fees, consulting fees, severance payments, retention payments, CICSPA, and other transaction expenses.

21

Entegris

ENTEGRIS PROPRIETARY AND CONFIDENTIAL – INTERNAL 22 $ in millions Q120 Q220 Q320 Q420 Q121 Q221 Q321 Q421 Q122 Q222 Q322 FY 2020 FY 2021 Nine months October 1, 2022 Sales - GAAP SCEM $ 190.9 $ 181.1 $ 181.6 $ 198.5 $ 193.8 $ 224.3 $ 218.5 $ 220.7 $ 221.4 $ 225.4 $ 224.2 $ 752.1 $ 857.3 $ 671.0 MC 159.3 183.8 193.5 205.6 207.1 227.5 225.9 258.9 266.6 274.1 280.6 742.2 919.4 821.3 AMH 116.1 126.4 144.4 151.7 148.5 172.5 186.2 197.7 198.1 224.1 210.4 538.6 704.9 632.6 APS 237.5 239.8 243.1 258 263.4 265.6 269.8 284.4 299.1 305.3 293.9 978.4 1083.2 898.3 Inter-segment elimination (8.9) (9.9) (8.9) (11.0) (11.7) (11.6) (11.1) (11.5) (16.1) (17.0) (15.3) (38.7) (45.9) (48.4) Total Sales $ 694.9 $ 721.2 $ 753.7 $ 802.8 $ 801.1 $ 878.3 $ 889.3 $ 950.2 $ 969.1 $ 1,011.9 $ 993.8 $ 2,972.6 $ 3,518.9 $ 2,974.8 Adjusted Segment Sales SCEM $ 175.9 $ 162.3 $ 163.4 $ 181.2 $ 178.3 $ 205.2 $ 197.3 $ 205.7 $ 210.5 $ 225.2 $ 224.2 $ 682.8 $ 786.5 $ 659.9 MC 159.3 183.8 193.5 205.6 207.1 227.5 225.9 258.9 266.6 274.1 280.6 742.2 919.4 821.3 AMH 116.1 126.4 144.4 151.7 148.5 172.5 186.2 197.7 198.1 224.1 210.4 538.6 704.9 632.6 APS 237.5 239.8 243.1 258 263.4 265.6 269.8 284.4 299.1 305.3 293.9 978.4 1083.2 898.3 Inter-segment elimination (8.9) (9.9) (8.9) (11.0) (11.7) (11.6) (11.1) (11.5) (16.1) (17.0) (15.3) (38.7) (45.9) (48.4) Total Adjusted Sales $ 679.9 $ 702.4 $ 735.5 $ 785.5 $ 785.6 $ 859.2 $ 868.1 $ 935.2 $ 958.2 $ 1,011.7 $ 993.8 $ 2,903.3 $ 3,448.1 $ 2,963.7 Adjusted SCEM segment Sales: SCEM segment Sales $ 190.9 $ 181.1 $ 181.6 $ 198.5 $ 193.8 $ 224.3 $ 218.5 $ 220.7 $ 221.4 $ 225.4 $ 224.2 $ 752.1 $ 857.3 $ 671.0 Removal of wood treatment sales (15.0) (18.8) (18.2) (17.3) (15.5) (19.1) (21.2) (15.0) (10.9) (0.2) — (69.3) (70.8) (11.1) SCEM adjusted segment sales $ 175.9 $ 162.3 $ 163.4 $ 181.2 $ 178.3 $ 205.2 $ 197.3 $ 205.7 $ 210.5 $ 225.2 $ 224.2 $ 682.8 $ 786.5 $ 659.9 Proforma Non-GAAP Segment Trend Data Unaudited¹ ² ¹ During the three months ended October 1, 2022, the Company realigned its financial reporting structure reflecting management and organizational changes. The Company will report its financial performance based on four reportable segments: Specialty Chemicals and Engineered Materials (SCEM), Microcontamination Control (MC), Advanced Material Handling (AMH) and Advanced Planarization Solutions (APS). The following prior year information has been recast to reflect this realignment ² The above pro forma results include the addition of CMC Materials, Inc.’s net sales and segment profit amounts recorded prior to the consummation of the merger with the Company on July 6, 2022 to the Company’s reported GAAP net sales and segment profit amounts related to businesses that were transferred to the above business segments after the effectiveness of the merger and are provided as a complement to, and should be read in conjunction with, the condensed financial statements to better facilitate the assessment and measurement of the Company’s operating performance. Intercompany sales between the Company and CMC Materials, Inc have been eliminated, see table below.

ENTEGRIS PROPRIETARY AND CONFIDENTIAL – INTERNAL 23 $ in millions Q120 Q220 Q320 Q420 Q121 Q221 Q321 Q421 Q122 Q222 Q322 FY 2020 FY 2021 Nine months October 1, 2022 Segment Profit - GAAP SCEM $ 53.3 $ 49.7 $ 43.3 $ 34.9 $ (170.5) $ 57.2 $ 36.9 $ 41.4 $ 52.2 $ 38.1 $ 39.3 $ 181.2 $ (35.0) $ 129.6 MC 50.2 62.1 64.9 71.7 70.6 78.1 78.4 94.2 98.6 100.1 105.3 248.9 321.3 304.0 AMH 20.6 22.8 33.3 34.3 32.1 42.1 40.5 45.3 46.7 46.9 42.1 111.0 160.0 135.7 APS 52.9 61.5 59.4 64.9 8.3 64.2 60.8 72.5 81.2 77.2 75.7 238.7 205.8 234.1 Total Segment profit (loss) $ 177.0 $ 196.1 $ 200.9 $ 205.8 $ (59.5) $ 241.6 $ 216.6 $ 253.4 $ 278.7 $ 262.3 $ 262.4 $ 779.8 $ 652.1 $ 803.4 Amortization of intangible assets 71.1 67 66 65.2 64.7 65.1 64.9 64.4 64.8 64.6 65.3 269.3 259.1 194.7 Unallocated expenses 17.6 20.7 26.1 24.2 189.9 25.5 19.2 21.9 20.2 17.6 9.3 88.6 256.5 47.1 Total Operating Income (Loss) $ 88.3 $ 108.4 $ 108.8 $ 116.4 $ (314.1) $ 151.0 $ 132.5 $ 167.1 $ 193.7 $ 180.1 $ 187.8 $ 421.9 $ 136.5 $ 561.6 Adjusted Segment Profit (Loss) SCEM segment profit (loss) $ 53.3 $ 49.7 $ 43.3 $ 34.9 $ (170.5) $ 57.2 $ 36.9 $ 41.4 $ 52.2 $ 38.1 $ 39.3 $ 181.2 $ (35.0) $ 129.6 Adjustments for wood treatment (10.6) (13.3) (12.9) (12.9) (11.5) (14.2) (15.7) (10.7) (7.4) 0.3 — (49.7) (52.1) (7.1) Impairment charges — — 2.3 7.3 208.2 3.1 11.7 9.4 — — — 9.6 232.4 — Integration Expenses — (1.6) — — — — — — — — — (1.6) — — FV Mark-up of Inventory sold 0.2 — — — 5.1 — — 0.4 — — 0.2 5.5 — Other adjustments 0.1 0.3 0.1 (1.0) — 2.9 (0.3) (3.3) — 0.5 1.6 (3.3) Severance - Restructuring 0.2 0.5 0.3 0.2 — 0.1 0.1 — — — — 1.2 0.2 — SCEM adjusted segment profit $ 43.2 $ 35.6 $ 33.0 $ 29.6 $ 30.3 $ 46.2 $ 35.9 $ 40.2 $ 41.5 $ 38.4 $ 39.3 $ 141.4 $ 152.6 $ 119.2 MC segment Profit $ 50.2 $ 62.1 $ 64.9 $ 71.7 $ 70.6 $ 78.1 $ 78.4 $ 94.2 $ 98.6 $ 100.1 $ 105.3 $ 248.9 $ 321.3 $ 304.0 FV Mark-up of Inventory sold 0.1 — — — — — — — — — — 0.1 — — Severance - Restructuring 0.2 0.5 0.3 0.2 0.1 0.1 0.1 — — — — 1.2 0.3 — MC adjusted segment profit $ 50.5 $ 62.6 $ 65.2 $ 71.9 $ 70.7 $ 78.2 $ 78.5 $ 94.2 $ 98.6 $ 100.1 $ 105.3 $ 250.2 $ 321.6 $ 304.0 Proforma Non-GAAP Segment Trend Data Unaudited¹ ² (continued) ¹ During the three months ended October 1, 2022, the Company realigned its financial reporting structure reflecting management and organizational changes. The Company will report its financial performance based on four reportable segments: Specialty Chemicals and Engineered Materials (SCEM), Microcontamination Control (MC), Advanced Material Handling (AMH) and Advanced Planarization Solutions (APS). The following prior year information has been recast to reflect this realignment ² The above pro forma results include the addition of CMC Materials, Inc.’s net sales and segment profit amounts recorded prior to the consummation of the merger with the Company on July 6, 2022 to the Company’s reported GAAP net sales and segment profit amounts related to businesses that were transferred to the above business segments after the effectiveness of the merger and are provided as a complement to, and should be read in conjunction with, the condensed financial statements to better facilitate the assessment and measurement of the Company’s operating performance. Intercompany sales between the Company and CMC Materials, Inc have been eliminated, see table below.

ENTEGRIS PROPRIETARY AND CONFIDENTIAL – INTERNAL 24 $ in millions Q120 Q220 Q320 Q420 Q121 Q221 Q321 Q421 Q122 Q222 Q322 FY 2020 FY 2021 Nine months October 1, 2022 Adjusted Segment Profit AMH segment Profit $ 20.6 $ 22.8 $ 33.3 $ 34.3 $ 32.1 $ 42.1 $ 40.5 $ 45.3 $ 46.7 $ 46.9 $ 42.1 $ 111.0 $ 160.0 $ 135.7 FV Mark-up of Inventory sold — — 0.2 — — — — — — — — 0.2 — — Severance - Restructuring 0.1 0.8 0.2 0.1 — — 0.1 — — — — 1.2 0.1 — AMH adjusted segment profit $ 20.7 $ 23.6 $ 33.7 $ 34.4 $ 32.1 $ 42.1 $ 40.6 $ 45.3 $ 46.7 $ 46.9 $ 42.1 $ 112.4 $ 160.1 $ 135.7 APS segment profit $ 52.9 $ 61.5 $ 59.4 $ 64.9 $ 8.3 $ 64.2 $ 60.8 $ 72.5 $ 81.2 $ 77.2 $ 75.7 $ 238.7 $ 205.8 $ 234.1 FV Mark-up of Inventory sold APS — — — — 56.8 — — — — — — — 56.8 — Other adjustments 0.2 0.1 0.1 0.1 — 1.5 (0.2) 0.5 — — — 0.5 1.8 — APS adjusted segment profit $ 53.1 $ 61.6 $ 59.5 $ 65.0 $ 65.1 $ 65.7 $ 60.6 $ 73.0 $ 81.2 $ 77.2 $ 75.7 $ 239.2 $ 264.4 $ 234.1 Unallocated expenses $ 17.6 $ 20.7 $ 26.1 $ 24.2 $ 189.9 $ 25.5 $ 19.2 $ 21.9 $ 20.2 $ 17.6 $ 9.3 $ 88.6 $ 256.5 $ 47.1 Other adjustments 0.5 1.9 0.5 1.1 (0.4) (1.6) (0.3) 2.7 0.3 0.1 0.1 4.0 0.4 0.5 Deal, transaction & integration costs 3.8 3.6 5.5 3.7 170.3 4.0 3.5 — — — — 16.6 177.8 — Adjusted unallocated expenses $ 13.3 $ 15.2 $ 20.1 $ 19.4 $ 20.0 $ 23.1 $ 16.0 $ 19.2 $ 19.9 $ 17.5 $ 9.2 $ 68.0 $ 78.3 $ 46.6 Total Adjusted Segment Profit $ 167.5 $ 183.4 $ 191.4 $ 200.9 $ 198.2 $ 232.2 $ 215.6 $ 252.7 $ 268.0 $ 262.6 $ 262.4 $ 743.2 $ 898.7 $ 793.0 Adjusted unallocated expenses 13.3 15.2 20.1 19.4 20.0 23.1 16.0 19.2 19.9 17.5 9.2 68.0 78.3 46.6 Total adjusted operating Income $ 154.2 $ 168.2 $ 171.3 $ 181.5 $ 178.2 $ 209.1 $ 199.6 $ 233.5 $ 248.1 $ 245.1 $ 253.2 $ 675.2 $ 820.4 $ 746.4 Proforma Non-GAAP Segment Trend Data Unaudited¹ ² (continued) ¹ During the three months ended October 1, 2022, the Company realigned its financial reporting structure reflecting management and organizational changes. The Company will report its financial performance based on four reportable segments: Specialty Chemicals and Engineered Materials (SCEM), Microcontamination Control (MC), Advanced Material Handling (AMH) and Advanced Planarization Solutions (APS). The following prior year information has been recast to reflect this realignment ² The above pro forma results include the addition of CMC Materials, Inc.’s net sales and segment profit amounts recorded prior to the consummation of the merger with the Company on July 6, 2022 to the Company’s reported GAAP net sales and segment profit amounts related to businesses that were transferred to the above business segments after the effectiveness of the merger and are provided as a complement to, and should be read in conjunction with, the condensed financial statements to better facilitate the assessment and measurement of the Company’s operating performance. Intercompany sales between the Company and CMC Materials, Inc have been eliminated, see table below. $ in millions Q120 Q220 Q320 Q420 Q121 Q221 Q321 Q421 Q122 Q222 Q322 FY 2020 FY 2021 Nine months October 1, 2022 Intercompany sales and COGS ² $ 1.6 $ 1.9 $ 1.5 $ 2.7 $ 2.3 $ 2.5 $ 2.1 $ 2.0 $ 4.7 $ 3.6 $ 3.0 $ 7.7 $ 8.9 $ 11.3